Certification Pursuant to Section 906 of the Sarbanes-Oxley Act


I,  Joseph  A.  Bracken,   Treasurer  of  Hillview   Investment  Trust  II  (the
"Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 3, 2004                             /s/ Joseph A. Bracken
     -------------------------------               ---------------------------
                                                   Joseph A. Bracken, Treasurer
                                                   (principal financial officer)